Exhibit 99.1

CIM COMMERCIAL TRUST CORPORATION Investor Presentation – July 2017 1

IMPORTANT DISCLOSURES FORWARD-LOOKING STATEMENTS The information set forth herein contains "forward-looking statements." You can identify these statements by the fact that they do not relate strictly to historical or current facts or they discuss the business and affairs of CIM Commercial Trust Corporation (“CIM Commercial” or “CMCT”) on a prospective basis. Further, statements that include words such as "may," "will," "project," "might," "expect," "believe," "anticipate," "intend," "could," "would," "estimate," "continue," "pursue," or "should" or the negative or other words or expressions of similar meaning, may identify forward-looking statements. CIM Commercial bases these forward-looking statements on particular assumptions that it has made in light of its experience as well as its perception of expected future developments and other factors that it believes are appropriate under the circumstances. These forward-looking statements are necessarily estimates reflecting the judgment of CIM Commercial and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and other factors, including those set forth in CIM Commercial's Annual Report on Form 10-K for the fiscal year ended December 31, 2016. As you read and consider the information herein, you are cautioned to not place undue reliance on these forward-looking statements. These statements are not guarantees of performance or results and speak only as of the date hereof. These forward-looking statements involve risks, uncertainties and assumptions. In light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained herein will in fact transpire. New factors emerge from time to time, and it is not possible for CIM Commercial to predict all of them. Nor can CIM Commercial assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. CIM Commercial undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. 2

IMPORTANT DISCLOSURES Free Writing Prospectus Filed Pursuant to Rule 433 Dated July 10, 2017 Registration Statement Nos. 333-203639; 333-210880; 333-218019 FREE WRITING PROSPECTUS CIM Commercial Trust Corporation Investor Presentation July 2017 CIM Commercial Trust Corporation (the “Company”) has filed registration statements (including a prospectus and prospectus supplements, as applicable) with the Securities and Exchange Commission (the “SEC”) for the offerings to which this communication relates. Before you invest, you should read the prospectus and the prospectus supplements related to the applicable registration statement and other documents the Company has filed with the SEC for more complete information about the Company and the offerings. You may get these documents for free by visiting the Company’s website at http://investors.cimcommercial.com/index.cfm, or, as to the offering described in Registration Statement No. 333-210880 (relating to the Series A Units consisting of Series A Preferred Stock and Warrants), by contacting Evolv Capital at 844-EVO-ALTS or info@evoalts.com. You may also access the applicable prospectus for free on the SEC website at www.sec.gov as follows: • Post-Effective Amendment No. 2 to Form S-11, dated March 30, 2017, relating to Registration Statement No. 333-203639; • Prospectus Supplement No. 7, dated May 12, 2017, to the Prospectus, dated July 1, 2016, relating to Registration Statement No. 333- 210880; and • Amendment No. 1 to Form S-11, dated July 10, 2017, relating to Registration Statement No. 333-218019. 3

CMCT – INVESTMENT THESIS

CMCT

Resources & Expertise of Premier Institutional Manager	▪ Large scale platform with vertically-integrated team ▪ Proprietary "Qualified Community" methodology ▪ Disciplined, relative-value investor with sightlines across all major U.S. urban markets
Class A and Creative Office Investments in Gateway Markets	▪ Invested in high barrier-to-entry sub-markets where CIM Group anticipates outsized rent growth ▪ San Francisco Bay Area, Washington DC, Los Angeles and Austin
Same Store Growth Opportunity	▪ Lease-up (office portfolio 90.4% leased)[1,2] ▪ Below-market leases increasing to market rate ▪ Value-add / development
Attractive And Flexible Capital Structure	▪ 100% of debt matures in 2021+, 51% in 2026+[2,3] ▪ 55% of debt is fixed rate; another 42% of debt is effectively fixed rate until May 2020 through interest rate swaps[2,3] ▪ Target capital structure of 45% common equity, 25% preferred equity and 30% debt enhances common equity returns with low relative risk
Maximizing Returns for Shareholders	▪ Growing NAV and cash flows per share of common stock ▪ Providing liquidity to stockholders at prices reflecting NAV and cash flow prospects ▪ With capital structure implemented, targeted ~15% total return on equity

1 Excludes 980 9th Street, 1010 8th Street Parking Garage & Retail and 200 S College Street (sold in June 2017) and 7083 Hollywood Boulevard (under contract for sale).
2 As of March 31, 2017.
3 Excludes premiums, discounts, debt issuance costs and secured borrowings on government guaranteed loans.

4

CIM GROUP 5

CIM group CIM GROUP REAL ESTATE $19.9 Billion AUM, $12.4 Billion EUM1 Formed 1994 STABILIZED EQUITY OPPORTUNISTIC EQUITY DEBT VALUE-ADD EQUITY 6 CIM COMMERCIAL TRUST Publicly Traded REIT NASDAQ: CMCT Predecessor formed in 2005 See “Assets and Equity Under Management” under “Important Disclosures” on page 31.

Strategies Stabilized Equity Value-Add Equity Opportunistic Equity Debt CIM Group – Resources & Expertise of Premier Institutional Manager Established Established in 1994 as a partner for investors seeking to capitalize on U.S. urbanization Office Locations Headquartered in Los Angeles Investment offices in NYC, San Francisco Bay Area, Washington DC Metro Area and Dallas Experience Since inception, CIM Group has owned or currently has under development1 16.5 million square feet of office 6.3 million square feet of retail 20,800 residential units 7,000 hotel rooms As of March 31, 2017. Residential units include both condo and apartment units. The examples above have been selected to generally illustrate the investment philosophy of CIM Group, and may not be representative of future investments. Past performance is not a guarantee of future results. 7 432 Park Avenue (New York) 1 Kaiser Plaza (Oakland) 11 Madison Avenue (New York) Dolby Theatre (Hollywood)

CIM Group – Resources & Expertise of Premier Institutional Manager Seasoned, Vertically-Integrated Team Full-service investment manager Research, investment, acquisition and finance Development, leasing and asset management “Qualified Community” Methodology Sector-agnostic focus Market values that are below long-term intrinsic values Underserved or improving areas with dedicated resources that should lead to outsized rent growth Disciplined Underwriting CIM underwrites prospective investments using multiple scenarios Employs current and long-term market growth rates, cap rates and interest rates Returns are primarily driven by improved asset and community performance, not cap rate compression or financial engineering 8 CIM GROUP COMPETITIVE ADVANTAGES CMCT Benefits From CIM Group’s Large-Scale Platform Deal sourcing + Capital markets + Operational expertise

CIM GROUP – U.S. QUALIFIED COMMUNITIES 9 Areas with Investment(s) Areas Approved for Investment(s) CIM Headquarters Investment Office CMCT Office Portfolio Concentrations

CIM COMMERCIAL TRUST (NASDAQ: CMCT) 10

CIM COMMERCIAL TRUST

CMCT

CIM COMMERCIAL (NASDAQ: CMCT)	▪ Primarily Class A and creative urban office REIT with NAV and cash flow per share upside ▪ Share Price[1] / Market Cap $15.85 / $0.9 billion ▪ NAV per Share / NAV[2] $23.08 / $1.3 billion
Portfolio	▪ Quality office portfolio in vibrant and improving urban markets including: – San Francisco Bay Area – Washington, DC – Los Angeles ▪ 19 office properties with 4.0 million rentable square feet[3]
CIM Group	▪ Manager of CMCT ▪ Focused on consistently growing NAV and cash flows per share of common stock and providing liquidity to stockholders at prices reflecting NAV and cash flow prospects ▪ $19.9 billion AUM, $12.4 billion EUM with 80+ global institutional investors[4] ▪ 650+ total employees[1] – 15 principals including all of its founders[1] – 360+ professionals[1] ▪ Beneficial owner of 1.1 million shares of CMCT[5]

1 As of July 7, 2017. Market cap reflects June 2017 private repurchase of 26,181,818 shares.
2 See "Net Asset Value" on page 31.
3 As of March 31, 2017. Includes ancillary properties. Excludes 980 9th Street, 1010 8th Street Parking Garage & Retail and 200 S College Street, which were sold in June 2017, as well as 7083 Hollywood Boulevard which is under contract to be sold. 3601 South Congress Avenue and Lindblade Media Center are each shown as one property but consist of 10 and 3 buildings, respectively.
4 See "Assets and Equity Under Management" under "Important Disclosures" on page 31.
5 As of June 30, 2017. Includes shares owned by Principals of CIM Group L.P. ("CIM Group" or "CIM") and executive officers and directors of CMCT.

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Cmct – Class A and Creative Office Portfolio IN GATEWAY MARKETS 12 CMCT Office CMCT Hotel As of March 31, 20171 Excludes 980 9th Street, 1010 8th Street Parking Garage & Retail and 200 S College Street, which were sold in June 2017, as well as 7083 Hollywood Boulevard, 47 E. 34th Street and 4200 Scotland Street which are under contract to be sold. 3601 South Congress Avenue and Lindblade Media Center are each shown as one property but consist of 10 and 3 buildings, respectively.

CMCT – CLASS A AND CREATIVE OFFICE PORTFOLIO IN GATEWAY MARKETS

CMCT

AS OF MARCH 31, 2017

Location	Sub-Market	Square Footage	% of Total	% Occupied	% Leased	Annualized Cash Rent (in 000s)[1]	Annualized Cash Rent Per Occupied SF
NORTHERN CALIFORNIA							
Oakland, CA							
1 Kaiser Plaza	Lake Merritt	532,543	13.2%	96.2%	96.9%	$ 19,789	$ 38.61
2101 Webster Street	Lake Merritt	473,156	11.8%	98.9%	98.9%	17,901	38.24
1901 Harrison Street	Lake Merritt	273,110	6.9%	98.2%	98.2%	9,695	36.14
1333 Broadway	City Center	240,051	6.0%	92.9%	92.9%	7,349	32.94
2100 Franklin Street	Lake Merritt	216,828	5.4%	98.9%	98.9%	8,442	39.35
Total Oakland, CA		**1,735,688**	**43.3%**	**97.1%**	**97.3%**	**63,176**	**37.49**
San Francisco, CA							
260 Townsend Street	South of Market	65,694	1.6%	74.5%	84.8%	3,499	71.45
Total San Francisco, CA		**65,694**	**1.6%**	**74.5%**	**84.8%**	**3,499**	**71.45**
TOTAL NORTHERN CALIFORNIA		**1,801,382**	**44.9%**	**96.3%**	**96.8%**	**$ 66,675**	**$ 38.44**
SOUTHERN CALIFORNIA							
Los Angeles, CA							
11620 Wilshire Boulevard	West Los Angeles	192,858	4.8%	93.5%	98.1%	$ 6,931	$ 38.43
4750 Wilshire Boulevard	Mid-Wilshire	143,361	3.6%	100.0%	100.0%	3,782	26.38
11600 Wilshire Boulevard	West Los Angeles	55,638	1.4%	84.3%	86.1%	2,401	51.22
Lindblade Media Center	West Los Angeles	32,428	0.8%	100.0%	100.0%	1,380	42.56
Total Los Angeles, CA		**424,285**	**10.6%**	**95.0%**	**97.3%**	**14,494**	**35.96**
TOTAL SOUTHERN CALIFORNIA		**424,285**	**10.6%**	**95.0%**	**97.3%**	**$ 14,494**	**$ 35.96**
EAST							
Washington, DC							
370 L'Enfant Promenade	Southwest	407,321	10.2%	39.1%	66.9%	$ 8,882	$ 55.77
999 N Capitol Street	Capitol Hill	320,939	8.0%	84.6%	84.6%	12,718	46.83
899 N Capitol Street	Capitol Hill	314,667	7.8%	74.0%	84.1%	11,669	50.09
800 N Capitol Street	Capitol Hill	312,759	7.8%	76.1%	76.1%	10,716	45.01
830 1st Street	Capitol Hill	247,337	6.2%	100.0%	100.0%	10,859	43.90
Total Washington, DC		**1,603,023**	**40.0%**	**71.7%**	**80.7%**	**54,844**	**47.72**
TOTAL EAST		**1,603,023**	**40.0%**	**71.7%**	**80.7%**	**$ 54,844**	**$ 47.72**
SOUTHWEST							
Austin, TX							
3601 S Congress Avenue	South	182,484	4.5%	90.2%	95.7%	$ 5,434	$ 32.99
TOTAL SOUTHWEST		**182,484**	**4.5%**	**90.2%**	**95.7%**	**$ 5,434**	**$ 32.99**
TOTAL OFFICE PORTFOLIO		**4,011,174**	**100.0%**	**86.1%**	**90.4%**	**$ 141,447**	**$ 40.96**


999





1 Represents gross monthly base rent, as of March 31, 2017, multiplied by twelve. The amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursement to base rent.

Note: Excludes 980 9th Street, 1010 8th Street Parking Garage & Retail and 200 S College Street, which were sold in June 2017, as well as 7083 Hollywood Boulevard, which is under contract to be sold.

13

cmct – Class A and Creative Office Portfolio in gateway markets 14 1 Per Square foot. For CMCT, represents gross monthly base rent per square foot under leases commenced as of March 31, 2017, multiplied by twelve. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Annualized rent for certain office properties includes rent attributable to retail. CMCT excludes 980 9th Street, 1010 8th Street Parking Garage & Retail and 200 S College Street, which were sold in June 2017, as well as 7083 Hollywood Boulevard which is under contract to be sold. Others sourced from SNL Financial and company reports. KRC in-place rents are as of December 31, 2016. In-Place Office Rents, 1Q’171

CMCT – KEY MARKET: LAKE MERRITT & OAKLAND CBD

CMCT

CMCT In-Place Rents
$37.49

Class A Asking Rents[1]
$52.32

FAVORABLE OFFICE DYNAMICS

- **Relative Value vs. San Francisco CBD (Class A asking rents):**
  - **SF - $72.01[1]**
  - **Lake Merritt - $52.32[1]**
- **Limited New Office Supply in Lake Merritt / Oakland CBD:** Last major office project completed in 2008[2]
- **Proposition M:** San Francisco office development limited to 875,000 square feet per year



2353 Webster Garage
2100 Franklin/2101 Webster
1901 Harrison
1333 Broadway
1 Kaiser
2 Kaiser
Marriott City Center
Courtyard Oakland
Jack London Square
211 Main St
246 1st St
80 Natoma
Central Tower
55 Hawthorne
274 Brannan
260 Townsend
Block 1
340 Townsend
330 Townsend
MAP KEY
CMCT Investments
CIM Investments
CIM Realized Investments
Metro Stops

AN IMPROVING COMMUNITY

- **Transportation:** All six BART lines and every major highway run through Oakland
- **Amenities Base:** Oakland emerging as a "cool" place to live and work
- **Residential Development:**
  - **~6,200 new units in 2017-2019 (v. ~150,000 existing)[3]**
  - **Residential Monthly Asking Rents[2]**
    - **SF - $2,946**
    - **Oakland - $2,134**

CMCT INVESTMENTS	ASSET TYPE	SQF	OCCUPIED %	IN-PLACE RENTS
1 Kaiser Plaza	Office	532,543	96.2%	$38.61
2101 Webster Street	Office	473,156	98.9%	$38.24
1901 Harrison Street	Office	273,110	98.2%	$36.14
1333 Broadway	Office	240,051	92.9%	$32.94
2100 Franklin	Office	216,828	98.9%	$39.35
2 Kaiser Plaza[4]	Land	-		
2353 Webster Street	Garage	-		
Total		1,735,688	97.1%	$37.49

1 Source: Cushman & Wakefield Class A office buildings (per square foot).
2 Source: Costar.
3 Source: Reis.
4 2 Kaiser Plaza Parking Lot is a 44,642 square foot parcel of land currently being used as a surface parking lot. We are pursuing entitlements allowing us to develop a building with approximately 440,000 to 840,000 rentable square feet.

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CMCT – HIGH QUALITY & DIVERSE TENANT BASE

CMCT

Tenant	Property	Credit Rating (S&P / Moody's / Fitch)	Lease Expiration	Annualized Rent (in thousands)	% of Annualized Rent[1]	Rentable Square Feet	% of Rentable Square Feet
Kaiser Foundation Health Plan, Inc.	1 Kaiser Plaza / 2101 Webster Street	AA- / - / A+	2017-2027	18,045	12.8%	469,227	11.7%
Department of Education	Various	AA+ / Aaa / AAA	2025-2026	$ 11,113	7.9%	252,592	6.3%
The District of Columbia	899 N Capitol Street	AA / Aa1 / AA	2021	9,248	6.5%	174,203	4.3%
Pandora Media, Inc.	2100 Franklin Street/2101 Webster Street	- / - / -	2020	7,155	5.1%	184,875	4.6%
Wells Fargo Bank, N.A.	1901 Harrison Street	A / A2 / AA-	2018-2023	5,124	3.6%	147,520	3.7%
Internal Revenue Service	999 N Capitol Street	AA+ / Aaa / AAA	2021	$ 4,532	3.2%	100,500	2.5%
Farmers Group, Inc.	4750 Wilshire Boulevard	A+ / A2 / -	2019	3,782	2.7%	143,361	3.6%
Neighborhood Reinvestment Corporation	999 N Capitol Street	- / - / -	2023	3,369	2.4%	67,611	1.7%
Federal Maritime Commission	800 N Capitol Street	AA+ / Aaa / AAA	2022	$ 3,392	2.4%	66,017	1.6%
Accenture	370 L'Enfant Promenade/1 Kaiser Plaza	A+ / A1 / A+	2017-2018	2,959	2.1%	55,120	1.4%
Total for Top Ten Tenants				**68,719**	**48.7%**	**1,661,026**	**41.4%**
All Other Tenants				72,728	51.3%	1,791,389	44.7%
Vacant				-	- %	558,759	13.9%
Total for Portfolio				**$ 141,447**	**100.0%**	**4,011,174**	**100.0%**

Lease Size Diversification[2]



> 100,000, 32%
Vacant, 14%
< 2,500, 3%
2,501 - 10,000, 12%
10,001 - 20,000, 8%
20,001 - 40,000, 10%
40,001 - 100,000, 21%

Industry Diversification[3]



Health Care and Social Assistance 16%
Information 7%
Other Services (except Public Administration) 4%
Real Estate and Rental and Leasing 3%
Construction 2%
Educational Services 2%
Accommodation and Food Services 1%
Manufacturing 2%
All Other 2%
Public Administration 36%
Finance and Insurance 9%
Professional, Scientific, and Technical Services 17%

1 *Represents gross monthly base rent, as of March 31, 2017, multiplied by twelve. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent.*
2 *Based on square footage as of March 31, 2017.*
3 *Based on gross monthly base rent, as of March 31, 2017, multiplied by twelve. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent.*

Excludes 980 9th Street, 1010 8th Street Parking Garage & Retail and 200 S College Street, which were sold in June 2017, as well as 7083 Hollywood Boulevard which is under contract to be sold.

16

Cmct – Positive leasing trends / Manageable lease expirations 17 Based on the number of tenants. Excludes leases for which the space was vacant for longer than one year, month-to-month leases, leases with an original term of less than 12 months, related party leases, and space where the previous tenant was a related party. Cash rents represent gross monthly base rent, multiplied by twelve. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Represents gross monthly base rent, as of March 31, 2017, multiplied by twelve. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Note: Excludes 980 9th Street, 1010 8th Street Parking Garage & Retail and 200 S College Street, which were sold in June 2017, as well as 7083 Hollywood Boulevard which is under contract to be sold. Lease Expirations as a % of Annualized Office Rent4 Three Months Ended 31-Mar-17 31-Dec-16 30-Sep-16 30-Jun-16 31-Mar-16 All Number of Transactions1 18 13 8 17 8 Square Footage 76,604 80,995 158,122 171,117 132,734 All - Recurring 2 New Cash Rental Rate3 $ 49.32 $ 41.83 $ 49.32 $ 46.12 $ 34.71 Expiring Cash Rental Rate3 $ 39.78 $ 40.74 $ 50.42 $ 36.94 $ 32.46 Square Footage 67,367 67,932 124,196 164,446 11,185 Cash rent spread % 24% 3% -2% 25% 7% 1 Based on the number of tenants 2 Leasing activity presented for each period excludes month-to-month leases and leases with the original term less than 12 months 3 Leasing Activity excludes leases signed pursuant to sale-lease back transactions. 4 Recurring metrics are presented only on space that has been leased within one year, and excludes related party leases, temporary spaces, and spaces where the previous tenant was a related party 5.2% 8.8% 10.7% 12.6% 17.6% 9.5% 8.6% 0.2% 10.8% 11.0% 5.0% 0% 5% 10% 15% 20% 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Thereafter

Cmct – Same store growth opportunity 18 Class A & Creative Office Superior office investments in vibrant and improving urban communities Targeting same store NOI CAGR of 5% - 7% through 20211,2 Additional 1%-2% CAGR potential from development of already owned sites. Reflects cash and segment NOI. Please see Important Disclosures on page 2. Note: Excludes 3636 McKinney Avenue and 3839 McKinney Avenue (sold in May 2017), 4649 Cole Avenue, 980 9th Street, 1010 8th Street Parking Garage & Retail and 200 S College Street (sold in June 2017), 7083 Hollywood Boulevard, 47 E. 34th Street and 4200 Scotland Street which are under contract to be sold 2016 NOI Lease - up Existing NOI 2021 Mark - to - market

Cmct – Attractive and Flexible balance sheet Fixed vs. Floating Debt4,5,6 Long-Term Maturities4,5 Net Asset Value1,2 See “Net Asset Value” under “Important Disclosures” on page 31. As of March 31, 2017, adjusted for June share repurchase, the sale of 3636 McKinney Avenue and 3839 McKinney Avenue (May 2017), 4649 Cole Avenue, 980 9th Street, 1010 8th Street Parking Garage & Retail and 200 S College Street (June 2017), 7083 Hollywood Boulevard, 47 E. 34th Street and 4200 Scotland Street (are under contract to be sold). See “Net Operating Income Reconciliation” on page 30. As of March 31, 2017. Excludes premiums, discounts, debt issuance costs and secured borrowings on government guaranteed loans. The interest rate on the $385 million term loan has been effectively converted to a fixed rate of 3.16% until May 8, 2020 through interest rate swaps. 19 Pro-forma 1Q’17 NOI2,3 CIM Commercial Trust Corp. Net Asset Value Calculation as of December 31, 2016 ($ in thousands, except share and per share amount) (Unaudited) Investments in real estate - at fair value2 $ 1,863,571 Equity $ 1,335,601 61.8% Loans receivable - at fair value3 71,053 Debt 821,965 38.0% Debt2 (821,965) Preferred 3,321 0.2% Cash and other assets net of other liabilities2 227,327 total $ 2,160,887 Redeemable preferred stock3 (1,064) Noncontrolling interests3 (3,321) Estimated NAV available to common shareholders $ 1,335,601 Shares of Common Stock outstanding2 57,866,263 Estimated NAV per share of Common Stock $ 23.08 1 Includes 211 Main Street which was sold in March 2017. (in thousands, except share and per share data) CIM Commercial Trust Corp. Net Asset Value Calculation as of December 31, 2016 ($ in thousands) (Unaudited) Total 1Q'17 Cash NOI $ 39,821 Less NOI from assets sold or under contract 13,922 Proforma Cash NOI $ 25,899 Fixed, 97% Floating , 3%

CMCT – ATTRACTIVE AND FLEXIBLE CAPITAL STRUCTURE - STRONG RETURNS

CMCT

Attractive And Flexible Capital Structure

- Target capital structure of 45% common equity, 25% preferred equity and 30% debt enhances common equity returns with low relative risk
- With capital structure implemented, targeted ~15% total return on equity
- Each part of the capital stack provides superior risk adjusted returns

Target Unlevered IRR of ~11% on Assets



~14%
Target Return on Common Equity
~7%
Cost of preferred
~4%
Cost of debt

CURRENT CAPITAL STRUCTURE[1]



Preferred Equity <1%
Common Equity ~62%
Debt ~38%

TARGET CAPITAL STRUCTURE



Common Equity ~45%
Preferred Equity ~25%
Debt ~30%

1 *Based on fair value. Adjusted for the sale of 3636 McKinney Avenue and 3839 McKinney Avenue (sold in May 2017), 4649 Cole Avenue, 980 9th Street, 1010 8th Street Parking Garage & Retail and 200 S College Street (sold in June 2017), 7083 Hollywood Boulevard, 47 E. 34th Street and 4200 Scotland Street which are under contract to be sold and June 2017 share repurchase and special dividends.*

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CMCT

CMCT – HIGHLY FOCUSED ON VALUE CREATION AND TOTAL RETURN

Active and opportunistic portfolio management to maximize returns to stockholders

2015-2016 — Providing Liquidity to Shareholders

- Proceeds from asset sales ~$210 million
- Proceeds from CMBS refi ~$80 million

Date	Liquidity
6/2016	$210 million tender offer @ $21/share
9/2016	$80 million repurchase @ $22/share[1]

1H'17 — Providing Liquidity to Shareholders

- Expect proceeds of ~$709 from assets already sold or under contract to be sold

Date	Liquidity
4/2017	$0.28 per share special cash dividend[2]
6/2017	$576 million repurchase @ $22/share[1]
6/2017	$1.98 per share special cash dividend[2]

2H'17 — Providing Liquidity to Shareholders

- Evaluating additional asset sales to deliver value to stockholders

- Considering using a substantial portion of the net proceeds of such dispositions to provide liquidity to our common stockholders at prices reflecting our NAV and cash flow prospects

Provided ~$871 million of liquidity to stockholders since June 2016[3]

1 Shares were repurchased in a privately negotiated transaction from a fund managed by an affiliate of CIM Group.
2 Paid special cash dividend to common stockholders; the affiliated fund waived its right to receive the special dividends.
3 Excludes regular cash dividends.

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APPENDIX 22

CIM GROUP – QUALIFIED COMMUNITY METHODOLOGY 23 QUALIFICATION CRITERIA Transitional Urban Districts Positive demographic trends Public support for investment Opportunities below intrinsic value Potential to invest a minimum of $100 million of opportunistic equity within five years Thriving Urban Areas Improving demographics Broad public support for CIM’s investment approach Evidence of private investment from other institutional investors Underserved niches in the community’s real estate infrastructure Potential to invest a minimum of $100 million of opportunistic equity within five years CIM believes that its community qualification process provides it with a significant competitive advantage when making urban real estate investments. Since 1994, CIM has qualified 105 communities in high barrier-to-entry sub-markets and has invested in 63 of the communities. The qualification process generally takes between 6 months and 5 years and is a critical component of CIM’s investment evaluation. CIM examines the characteristics of a market to determine whether the district justifies the extensive efforts CIM undertakes in reviewing and making potential investments in its Qualified Communities. The Communities are located in both primary and secondary urban centers, which can encompass (1) transitional urban districts and growth markets adjacent to Central Business Districts (“CBDs”) and/or (2) well-established, thriving urban areas including major CBDs.

CIM Group – Resources & Expertise of Premier Institutional Manager Richard Ressler CIM Group Principal, CMCT Chairman of the Board Founder and President of Orchard Capital Corp., a firm that provides consulting and advisory services to companies in which Orchard Capital or its affiliates invest Co-founded CIM Group in 1994 and chairs the firm’s Investment and Asset Management Committees Chairman of the board of j2 Global, Inc. (NASDAQ: JCOM) and director of Presbia PLC (NASDAQ: LENS) Served as Chairman and CEO of JCOM from 1997 to 2000 Chairman of executive committee and co-founder of predecessor of Orchard First Source Asset Management, an investment adviser focusing on middle market debt investments Co-founded and served as Vice Chairman of Brooke Group Limited, the predecessor of Vector Group, Limited (NYSE: VGR) Previously worked at Drexel Burnham Lambert, Inc. and began his career as an attorney with Cravath, Swaine and Moore, LLP B.A. from Brown University, and J.D. and M.B.A. degrees from Columbia University Avi Shemesh CIM Group Principal and CMCT Board Member Shaul Kuba CIM Group Principal and CMCT Board Member Co-Founder and a Principal of CIM Group Responsible for the day-to-day operations of CIM Group, including leading the Development Group and sourcing new investment transactions Serves on the firm's Investment and Asset Management Committees Active real asset investor for over 25 years Previously was involved in a number of successful entrepreneurial real estate activities, including co-founding Dekel Development, which developed a variety of commercial and multifamily properties in Los Angeles Co-Founder and a Principal of CIM Group Responsible for the day-to-day operations of CIM Group, including strategic initiatives, property management, leasing and investor relations Head of CIM’s Investments Group and serves on the firm’s Investment and Asset Management Committees Active real asset investor for over 25 years Previously was involved in a number of successful entrepreneurial real estate activities, including co-founding Dekel Development, which developed a variety of commercial and multifamily properties in Los Angeles 24 CIM Group Co-Founders

CIM Group – Resources & Expertise of Premier Institutional Manager David Thompson CMCT Chief Financial Officer, CIM Group Principal Prior to joining CIM Group in 2009, spent 15 years with Hilton Hotels Corporation, most recently as Senior Vice President and Controller responsible for worldwide financial reporting, financial planning and analysis, risk management, internal control and technical accounting compliance Tenure at Hilton included both SEC compliance as a public company and reporting as a private equity portfolio company Began career as a C.P.A. at Arthur Andersen & Co. Terry Wachsner CIM Group Principal, Property Management Prior to joining CIM Group in 2005, was Director of Asset Services for Continental Development Corporation Prior to Continental, was Executive Managing Director for Kennedy-Wilson Properties, Ltd. where he was responsible for the operations and leasing of a 75 million square foot national portfolio of office, retail, industrial, and apartment properties From 1980 to 1998, headed up Heitman Properties, Ltd. as President of Property Management Charles Garner CMCT Chief Executive Officer, CIM Group Principal CEO of CMCT and serves on CIM Group’s Investment and Asset Management Committees Prior to joining CIM Group, worked closely with the firm in various capacities since 1996, including originating and managing Federal Realty Investment Trust’s partnership with CIM Group Has been involved in billions of dollars of real estate transactions including the acquisition, joint venture investment, disposition and equity and debt financing of more than 100 properties Began career as a C.P.A. at PricewaterhouseCoopers and has held various transactional positions with Federal Realty, Walker & Dunlop and The Stout & Teague Companies B.S. degree in Management from Tulane University’s A.B. Freeman School of Business Jan Salit CMCT President and Secretary Joined CMCT after merger of PMC Commercial Trust Previously was Chairman of the Board, CEO and Secretary of PMC Commercial Trust Prior to CEO role, held Chief Operating Officer and Chief Investment Officer roles with PMC Commercial Trust (joined predecessor firm in 1993) Prior to joining PMC Commercial Trust, held positions with Glenfed Financial Corporation (and its predecessor company ARMCO Financial Corporation) including Chief Financial Officer 25 Management

CMCT – CONSOLIDATED STATEMENTS OF OPERATIONS 26 EPS for the year-to-date period may differ from the sum of quarterly EPS amounts due to the required method of computing EPS in the respective periods. In addition, EPS is calculated independently for each component and may not be additive due to rounding. Three Months Ended March 31, 2017 2016 (In thousands, except per share data) REVENUES: (Unaudited) Rental and other property income $ 60,809 $ 62,848 Expense reimbursements 3,030 2,928 Interest and other income 3,110 2,841 66,949 68,617 EXPENSES: Rental and other property operating 22,960 31,278 Asset management and other fees to related parties 8,700 8,631 Interest 9,773 6,815 General and administrative 1,679 1,942 Transaction costs 13 149 Depreciation and amortization 17,231 18,058 60,356 66,873 Gain on sale of real estate 187,734 24,739 INCOME FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES 194,327 26,483 Provision for income taxes 392 190 NET INCOME FROM CONTINUING OPERATIONS 193,935 26,293 DISCONTINUED OPERATIONS: Income from operations of assets held for sale - 690 NET INCOME FROM DISCONTINUED OPERATIONS - 690 NET INCOME 193,935 26,983 Net income attributable to noncontrolling interests (5) (3) NET INCOME ATTRIBUTABLE TO THE COMPANY 193,930 26,980 Redeemable preferred stock dividends (31) - NET INCOME AVAILABLE TO COMMON STOCKHOLDERS $ 193,899 $ 26,980 BASIC AND DILUTED NET INCOME AVAILABLE TO COMMON STOCKHOLDERS PER SHARE: Continuing operations $ 2.31 $ 0.27 Discontinued operations $ 0.00 $ 0.01 Net income $ 2.31 $ 0.28 WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING: Basic 84,048 97,662 Diluted 84,048 97,662

CMCT – funds from operations 27 We believe that FFO is a widely recognized and appropriate measure of the performance of a REIT and that it is frequently used by security analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO represents net income (loss) available to common stockholders, computed in accordance with GAAP, excluding gains (or losses) from sales of real estate, and real estate depreciation and amortization. We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts ("NAREIT"). Like any metric, FFO should not be used as the only measure of our performance because it excludes depreciation and amortization and captures neither the changes in the value of our real estate properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our operating results. Other REITs may not calculate FFO in accordance with the standards established by the NAREIT; accordingly, our FFO may not be comparable to those other REITs' FFO. Therefore, FFO should be considered only as a supplement to net income as a measure of our performance and should not be used as a supplement to or substitute measure for cash flow from operating activities computed in accordance with GAAP. FFO should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends. The per share adjustments to net income available to common stockholders per share are calculated independently for each adjustment and may not be additive due to rounding. Three Months Ended March 31, 2017 2016 (in thousands, except per share amounts) (Unaudited) FUNDS FROM OPERATIONS (FFO) Net income available to common stockholders $ 193,899 $ 26,980 Depreciation and amortization 17,231 18,058 Gain on sale of depreciable assets (187,734) (24,739) FFO AVAILABLE TO COMMON STOCKHOLDERS $ 23,396 $ 20,299 BASIC AND DILUTED FFO PER SHARE: Net income available to common stockholders $ 2.31 $ 0.28 Depreciation and amortization 0.21 0.18 Gain on sale of depreciable assets (2.23) (0.25) FFO PER SHARE AVAILABLE TO COMMON STOCKHOLDERS $ 0.28 $ 0.21 WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING: Basic 84,048 97,662 Diluted 84,048 97,662

CMCT – CONSOLIDATED BALANCE SHEETS 28 March 31, 2017 December 31, 2016 (in thousands) (Unaudited) ASSETS Investments in real estate, net $ 1,505,492 $ 1,606,942 Cash and cash equivalents 404,346 144,449 Restricted cash 27,775 32,160 Accounts receivable, net 12,828 13,086 Deferred rent receivable and charges, net 106,744 116,354 Other intangible assets, net 17,199 17,623 Other assets 91,446 92,270 TOTAL ASSETS $ 2,165,830 $ 2,022,884 LIABILITIES, REDEEMABLE PREFERRED STOCK AND EQUITY LIABILITIES: Debt, net $ 939,334 $ 967,886 Accounts payable and accrued expenses 33,103 39,155 Intangible liabilities, net 1,426 3,576 Due to related parties 10,097 10,196 Other liabilities 34,837 34,056 Total liabilities 1,018,797 1,054,869 REDEEMABLE PREFERRED STOCK 3,321 1,426 EQUITY: Common stock 84 84 Additional paid-in capital 1,566,126 1,566,073 Accumulated other comprehensive income (loss) 1,043 (509) Distributions in excess of earnings (424,458) (599,971) Total stockholders’ equity 1,142,795 965,677 Noncontrolling interests 917 912 Total equity 1,143,712 966,589 TOTAL LIABILITIES, REDEEMABLE PREFERRED STOCK AND EQUITY $ 2,165,830 $ 2,022,884

CMCT – Debt summary1 29 Excludes $26.3 million of secured borrowings-government guaranteed loans, which represent sold loans which are treated as secured borrowings because the loan sales did not meet the derecognition criteria provided for in ASC 860-30, Secured Borrowing and Collateral. Excludes premiums, discounts and debt issuance costs. At March 31, 2017, the interest rates applicable to the components of CIM Commercial's Unsecured Credit Facility were based on LIBOR plus an applicable spread determined by CIM Commercial's maximum leverage ratio, as defined in the credit agreement. In June 2016, all outstanding borrowings under the Unsecured Credit Facility were repaid. At March 31, 2017, $0 was outstanding under the credit facility and $200 million was available for future borrowings, as we permanently reduced the revolving credit commitment under the credit facility to $200 million. The credit facility was set to mature in September 2016 and, prior to maturity, we exercised the first of two one year extension options through September 2017. The Unsecured Term Loan Facility ranks pari passu with CIM Commercial's Unsecured Credit Facility; covenants under the Unsecured Term Loan Facility are substantially the same as those in the Unsecured Credit Facility. At March 31, 2017, the interest rate was based on LIBOR plus an applicable spread determined by CIM Commercial's maximum leverage ratio, as defined in the credit agreement. With some exceptions, any prepayment of the Unsecured Term Loan Facility prior to May 2017 was subject to a prepayment fee up to 2% of the outstanding principal amount. The interest rate of the loan has been effectively converted to a fixed rate of 3.16% until May 8, 2020 through interest rate swaps. 7083 Hollywood Boulevard is under contract for sale. Approximately $21.7 million of the outstanding mortgages payable at March 31, 2017 on this property will be repaid or assumed by the buyer. 3636 McKinney Avenue and 3839 McKinney Avenue were sold in May 2017 and $15.5 million of the outstanding mortgages payable at March 31, 2017 were repaid. 4649 Cole Avenue was sold in June 2017 and $23.4 million of the outstanding mortgages payable at March 31, 2017 was repaid. As of March 31, 2017 Oustanding Principal Balance1,2 Interest Rate Maturity Date FIXED Maturities (In thousands, unaudited) 2017 $0 4649 Cole Avenue8 $ 23,444 5.39% 03/01/2021 2018 $0 3636 McKinney Avenue8 9,317 5.39% 03/01/2021 2019 $0 3839 McKinney Avenue8 6,180 5.39% 03/01/2021 2020 $0 4200 Scotland Street 29,019 5.18% 06/05/2021 2021 $68 1 Kaiser Plaza 97,100 4.14% 07/01/2026 2022 $385 2101 Webster Street 83,000 4.14% 07/01/2026 2023 $0 2100 Franklin Street 80,000 4.14% 07/01/2026 2024 $0 1901 Harrison Street 42,500 4.14% 07/01/2026 2025 $0 1333 Broadway 39,500 4.14% 07/01/2026 2026 $392 260 Townsend Street 28,200 4.14% 07/01/2026 2027+ $73 7083 Hollywood Boulevard7 21,700 4.14% 07/01/2026 830 1st Street 46,000 4.50% 01/05/2027 done MORTGAGES PAYABLE 505,960 4.33% Unsecured Credit Facility3 - Variable 09/30/20174 Unsecured Term Loan Facility5 385,000 LIBOR + 1.60%6 05/08/2022 Junior Subordinated Notes 27,070 LIBOR + 3.25% 03/30/2035 OTHER 412,070 TOTAL DEBT $ 918,030

Net operating income Reconciliation 30 CIM Commercial internally evaluates the operating performance and financial results of its segments based on segment net operating income, which is defined as rental and other property income and expense reimbursements less property related expenses, and excludes non-property income and expenses, interest expense, depreciation and amortization, corporate related general and administrative expenses, gain (loss) on sale of real estate, transaction costs and provision for income taxes. We also evaluate the operating performance and financial results of our operating segments using cash basis net operating income (“Cash NOI”). We define cash NOI as segment NOI adjusted to exclude the effect of the straight lining of rents, acquired above/below market lease amortization, and other adjustments required by GAAP. Segment NOI and cash NOI are not a measure of operating results or cash flows from operating activities as measured by GAAP and should not be considered an alternative to income from continuing operations, or to cash flows as a measure of liquidity, or as an indication of our performance or of our ability to pay dividends. All companies may not calculate segment NOI or cash NOI in the same manner. We consider segment NOI and cash NOI to be useful performance measures to investors and management because, when compared across periods, they reflect the revenues and expenses directly associated with owning and operating our properties and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective not immediately apparent from income from continuing operations. Additionally, we believe that cash NOI is helpful to investors because it eliminates straight line rent and other non-cash adjustments to revenue and expenses. Below is a reconciliation of Cash NOI to segment net operating income and net income for the three months ended March 31, 2017. Three Months Ended March 31, 2017 Office Multifamily Hotel Lending Total (in thousands, unaudited) Cash NOI $ 32,640 $ 2,137 $ 4,071 $ 973 $ 39,821 Deferred rent and amortization of intangible assets, liabilities and lease inducements 2,368 7 4 - 2,379 Straight line rent, below-market ground lease and amortization of intangible assets (312) (138) - 9 (441) Lease termination income 356 - - - 356 Segment Net Operating Income $ 35,052 $ 2,006 $ 4,075 $ 982 $ 42,115 Asset management and other fees to related parties (7,856) Interest expense (9,631) General and administrative (791) Transaction costs (13) Depreciation and amortization (17,231) Gain on sale of real estate 187,734 Income from continuing operations before provision for income taxes 194,327 Provision for income taxes (392) Net income 193,935 Net income attributable to noncontrolling interests (5) Net income attributable to the Company $ 193,930

Important Disclosures Assets and Equity Under Management Assets Under Management (“AUM”), or Gross AUM, represents (i)(a) for real assets, the aggregate total gross assets (“GAV”) at fair value, including the shares of such assets owned by joint venture partners and co-investments, of all of CIM’s advised accounts (each an “Account” and collectively, the “Accounts”) or (b) for operating companies, the aggregate GAV less debt, including the shares of such assets owned by joint venture partners and co-investments, of all of the Accounts (not in duplication of the assets described in (i)(a)), plus (ii) the aggregate unfunded commitments of the Accounts, as of March 31, 2017 (“Report Date”). The GAV is calculated in accordance with U.S. generally accepted accounting principles on a fair value basis (the “Book Value”) and generally represents the investment’s third-party appraised value as of the Report Date, or as of March 31, 2017, as adjusted further by the result of any partial realizations and quarterly valuation adjustments based upon management’s estimate of fair value, in each case through the Report Date other than as described below with respect to CIM REIT. The only investment currently held by CIM REIT consists of shares in CIM Commercial Trust Corporation (“CMCT”), a publicly traded company; the Book Value of CIM REIT is determined by assuming the underlying assets of CMCT are liquidated based upon management’s estimate of fair value. CIM does not presently view the price of CMCT’s publicly-traded shares to be a meaningful indication of the fair value of CIM REIT’s interest in CMCT due to the fact that the publicly-traded shares of CMCT represent less than 3% of the outstanding shares of CMCT and are thinly-traded. Equity Under Management (“EUM”), or Net AUM, represents (i) the aggregate NAV of the Accounts (as described below), plus (ii) the aggregate unfunded commitments of the Accounts. The NAV of each Account is based upon the aggregate amounts that would be distributable (prior to incentive fee allocations) to such Account assuming a “hypothetical liquidation” of the Account on the date of determination, assuming that: (x) investments are sold at their Book Value (as defined above); (y) debts are paid and other assets are collected; and (z) appropriate adjustments and/or allocations between equity investors are made in accordance with applicable documents, in each case as determined in accordance with applicable accounting guidance. Net Asset Value The estimated Net Asset Value (“NAV”) contained herein is CMCT’s pro forma NAV given effect to certain transactions that have not been completed. Accordingly, the NAV contained herein should not be treated as “Applicable NAV” for purposes of CMCT’s Series A Pref Stock offering. The determination of estimated NAV involves a number of subjective assumptions, estimates and judgments that may not be accurate or complete. Further, different firms using different property-specific, general real estate, capital markets, economic and other assumptions, estimates and judgments could derive an estimated NAV that could be significantly different from our estimated NAV. Additionally, our estimated NAV does not give effect to changes in value, investment activities, capital activities, indebtedness levels, and other various activities occurring after December 31, 2016 that would have an impact on our estimated NAV, other than the sale of 211 Main Street (sold in March 2017), 3636 McKinney Avenue and 3839 McKinney Avenue (sold in May 2017), 4649 Cole Avenue, 980 9th Street, 1010 8th Street Parking Garage & Retail and 200 S College Street (sold in June 2017), 7083 Hollywood Boulevard, 47 E. 34th Street and 4200 Scotland Street which are under contract to be sold and the private share repurchase in June 2017. The estimated NAV per share of $23.08 was calculated by CIM Investment Advisors, LLC, relying in part on appraisals of our real estate investments and the assets of our lending segment. The table on page 19 sets forth the material items included in the calculation of our estimated NAV. We engaged various third party appraisal firms to perform appraisals of our real estate investments and the assets of our lending segment as of December 31, 2016. These appraisals were performed in accordance with standards set forth by the American Institute of Certified Public Accountants. Each of our appraisals was prepared by personnel who are subject to and in compliance with the code of professional ethics and the standards of professional conduct set forth by the certification programs of the professional appraisal organizations of which they are members. 31